                                                                  EXHIBIT 10.4

                       PROGRESSIVE SOFTWARE HOLDING, INC.
                             2002 STOCK OPTION PLAN

                            Effective: August 6, 2002

                        ---------------------------------

                       PROGRESSIVE SOFTWARE HOLDING, INC.
                             2002 STOCK OPTION PLAN

1.       Purpose

     Progressive  Software Holding,  Inc. (the "Company") desires to attract and retain the best available  talent and encourage the highest level of performance by employees and other persons who perform  services for the Company in order to serve the best  interests  of the Company  and its  stockholders.  By  affording eligible persons the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the Company's business, the Progressive Software Holding, Inc. 2002 Stock Option
Plan  (the  "Plan")  is  expected  to  contribute  to the  attainment  of  those objectives.

2.       Options and Shares of Common Stock Subject to the Plan

     Option  grants  under the Plan may be granted in the form of (i)  incentive stock  options  ("incentive  stock  options")  as provided in Section 422 of the
Internal  Revenue Code of 1986, as amended (the "Code"),  to purchase  shares of the Series A Common Stock,  $.01 par value per share, of the Company,  or if the
Series A Common  Stock  shall no longer  exist as  provided in Article IV of the
Company's  Certificate of  Incorporation,  the Common Stock,  $.01 par value per share, of the Company (the "Common  Stock");  (ii) options to purchase shares of
Common  Stock  which are not  intended  to qualify as  incentive  stock  options
("non-qualified options") (unless otherwise indicated, references in the Plan to
"options" include  incentive stock options and  non-qualified  options) or (iii)
any combination of the foregoing as the Committee (as defined in paragraph 3(a))
shall  determine.  The maximum  aggregate number of shares of Common Stock as to which options may be granted from time to time under the Plan is 418,386 shares.
The shares  available  may be in whole or in part,  as the Board of Directors of the  Company  (the  "Board of  Directors")  shall  from time to time  determine, authorized  but  unissued  shares or issued  shares  reacquired  by the Company.
Unless  otherwise  provided  by the  Committee,  shares  covered  by  expired or terminated  options will be available  for  subsequent  option  grants under the
Plan.  Any  shares  issued  by the  Company  in  respect  of the  assumption  or substitution of outstanding  options from a corporation or other business entity by the Company shall not reduce the number of shares available for option grants under the Plan.

3.       Administration

     (a) The  Plan  shall  be  administered  by a  committee  (the  "Committee")
consisting  of not less  than two  members  of the  Board of  Directors  who are selected  by the Board of  Directors.  The term  "Committee"  shall refer to the
Board of  Directors  if at any time no  committee  of the Board of  Directors is constituted to administer the Plan.

     (b) The Committee shall have plenary  authority in its discretion,  subject to and not  inconsistent  with the express  provisions  of the Plan (i) to grant options,  (ii) to  determine  the  purchase  price of the shares of Common Stock covered by each option, (iii) the term of each option, (iv) the persons to whom, and the time or times at which  options  shall be  granted,  (v) the  number  of shares to be covered by each  option,  (vi) to  designate  options as  incentive stock options or non-qualified  options,  (vii) to interpret the Plan, (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, (ix) to determine  the terms and  provisions  of the option  agreements  as described in paragraph  14  (which  need  not be  identical),  and  (x)  to  make  all  other determinations deemed necessary or advisable for the administration of the Plan.
Except to the extent  prohibited  by any  applicable  law,  rule or  regulation, including,  without limitation, the requirements applicable under Section 162(m)
of the Code to any  option  granted  under the plan  intended  to be  "qualified performance-based compensation," or the requirements for any award granted under the Plan to an officer or  director  to be covered by any  exemptive  rule under
Section 16 of the  Securities  Exchange Act of 1934,  as amended (the  "Exchange
Act")  (including  Rule 16b-3, or any successor rule, as the same may be amended from time to time),  the Committee may delegate to one or more of its members or to one or more agents such administrative  duties as it may deem advisable,  and the  Committee or any person to whom it has  delegated  duties as aforesaid  may employ one or more persons to render  advice with respect to any  responsibility the Committee or such person may have under the Plan.

     (c) The Committee may employ attorneys,  consultants,  accountants or other persons and the Committee,  the Company and its officers and directors  shall be entitled to rely upon the advice,  opinions or  valuations  of any such persons.
The Committee shall have full discretionary  authority in all matters related to the discharge of its  responsibilities  and the exercise of its authority  under the Plan. All actions taken and all  interpretations  and determinations made by the Committee in good faith shall be final and binding upon all persons who have received option grants, the Company and all other interested  persons. No member
or  agent  of  the  Committee  shall  be  personally   liable  for  any  action,
determination or interpretation  taken or made in good faith with respect to the
Plan or  option  grants  made  thereunder,  and all  members  and  agents of the
Committee and the Board of Directors shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

4.       Eligibility; Factors to be Considered in Granting Options

     (a) Subject to the  limitations  on the granting of options  otherwise  set forth in the Plan,  option  grants will be limited to  employees  and  directors
(whether or not also  employees)  of the Company or a Subsidiary  (as defined in the  last  sentence  of this  paragraph  4(a))  and to  individuals  who are not employees but who provide  services to the Company or a Subsidiary,  but only to the extent any such  non-employees  (i) are natural  persons;  (ii) provide bona fide  services to the Company or a Subsidiary;  and (iii) provide  services that are not in connection  with the offer or sale of the Company's or a Subsidiary's securities in a capital-raising  transaction,  and do not directly or indirectly promote or  maintain a market for the  Company's  or a  Subsidiary's  securities
(such service  providers who are neither employees nor directors are referred to in the Plan as "consultants").  In determining the eligible  individuals to whom options  shall be granted and the number of shares to be covered by each option, the  Committee  shall take into account the nature of the  individuals'  duties, their present and potential contributions to the success of the Company and such other  factors as it shall deem relevant in connection  with  accomplishing  the purposes  of the Plan.  An  eligible  individual  who has been  selected  by the
Committee to participate  in the Plan and who holds an outstanding  option under the Plan is  referred  to in the  Plan as an  "optionee."  As used in the  Plan,
"Subsidiary" shall mean any present or future corporation which is or would be a
"subsidiary  corporation"  of the  Company  as such term is  defined  in Section
424(f) of the Code.

     (b) Option grants may be granted  singly,  in  combination or in tandem and may be  made  in  combination  or in  tandem  with,  in  replacement  of,  or as alternatives  to, awards or grants under any other  employee plan  maintained by the Company and/or any Subsidiary. No incentive stock option shall be granted to any  individual  otherwise  eligible  to  participate  in the Plan who is not an employee of the Company or a Subsidiary  on the date of granting of such option.
An  optionee  who has been  granted an option or  options  under the Plan may be granted additional options, subject to such limitations as may be imposed by the
Code on the  grant of  incentive  stock  options.  No grant of  incentive  stock options  (under the Plan and any other  "incentive  stock  option"  plans of the
Company,  any Subsidiary and any "parent  corporation" of the Company within the meaning of Section 424(e) of the Code) shall result in the aggregate fair market value of Common Stock with respect to which  "incentive  stock options"  (within the meaning of Section 422 of the Code,  but without regard to subsection (d) of such  Section) are  exercisable  for the first time by any  employee  during any calendar year  (determined  at the time the  incentive  stock option is granted)
exceeding  $100,000 and any options  granted in such  calendar year which do not
qualify   hereunder  as  "incentive   stock  options"  shall  be  deemed  to  be
non-qualified options..

     (c)  Notwithstanding  any  other  provision  contained  in the  Plan to the contrary,  the maximum  number of shares of Common Stock which may be subject to options  granted under the Plan to any single  optionee during any calendar year shall not exceed 150,000 shares of Common Stock.

     (d) The  adoption  of the Plan shall not be deemed to give any  employee of the Company or any  Subsidiary  or any other  person any right to be selected to participate  in the Plan or to be  granted an option  under the Plan.  No person shall have any rights or claims  under the Plan  except in  accordance  with the provisions of the Plan and the applicable option agreement.

5.       Purchase Price

     (a) The  purchase  price of a share of the  Common  Stock  covered  by each option shall be determined by the Committee,  but,  subject to paragraphs  5(b), shall, in the case of any incentive  stock option,  not be less than 100% of the fair market value (as hereinafter defined, the "Market Value") of a share of the
Common  Stock on the date  such  incentive  stock  option is  granted,  and such purchase  price of any option  granted  under the Plan shall not be reduced,  by action of the  Committee  or the Board of Directors  or  otherwise,  at any time after the date such option is granted  (subject to Section 11(a)).  For purposes of the Plan,  the Market  Value of a share of Common  Stock shall be the closing price for a share of Common Stock on the date of the  determination,  or if such date is not a trading  day,  then on the most  recently  preceding  trading day;
provided,  however,  that for purposes of any incentive  stock  options  granted under the Plan,  such  Market  Value  shall be  determined  subject  to  Section
422(c)(7) of the Code.  The closing  price for a share of Common Stock shall be:
(i) if the Common  Stock shall be listed or admitted to trading on any  national securities  exchange,  the  average  of the last  reported  sales  prices on the specified  days (or if there is no reported sale on any such trading  date,  the average of the closing bid and asked prices on such trading  date);  (ii) if the
Common  Stock is not traded or  admitted to trading on any  national  securities exchange,  the  closing  price,  if  reported,  or if the  closing  price is not reported,  the average of the closing bid and asked  prices,  as reported by The
Nasdaq  Stock  Market(R)or  similar  source  or, if no such  source  exists,  as furnished  by two members of the National  Association  of  Securities  Dealers,
Inc.,  selected by the Committee for that purpose,  on the specified  dates;  or
(iii) if the Common  Stock is not traded or admitted to trading on any  national securities  exchange or The Nasdaq Stock  Market(R),  the closing  price on such dates as  determined  in good faith by the  Committee or the Board of Directors.
The  Committee  shall  determine  the date on which an option  under the Plan is granted,  provided that such date is consistent with the Code and any applicable rules or regulations thereunder. In the absence of such determination,  the date on  which  the  Committee  adopts  a  resolution  granting  an  option  shall be considered  the date on which such option is granted,  provided  the optionee to whom the  option is  granted  is  promptly  notified  of the grant and an option agreement is duly executed as of the date of the resolution.  The purchase price shall be subject to adjustment as provided in paragraph 11(a).

     (b) No incentive  stock  option  shall be granted to an employee  under the
Plan who owns  (within the meaning of Section  424(d) of the Code),  at the time the option is granted,  more than ten percent (10%) of the total combined voting power of all  classes of stock of the  Company or a  Subsidiary  or any  "parent corporation"  of the Company  within the meaning of Section  424(e) of the Code.
This  restriction  does not apply if at the time such incentive  stock option is granted  the  option  exercise  price per share of Common  Stock  subject to the option is at least  110% of the Market  Value of a share of Common  Stock on the date such incentive  stock option is granted,  and the incentive stock option by its terms is not  exercisable  after the expiration of five years from such date of grant.

6.       Terms of Option Grants

     The term of each option  granted  under the Plan shall be determined by the
Committee  and  set  forth  in the  option  agreement  evidencing  such  option, provided,  however,  that, subject to paragraph 5(b) and earlier  termination as provided in paragraphs 9 and 10, no option shall be  exercisable  after ten (10)
years from the date such option was granted.

7.       Exercise; Loans

     (a) Subject to the provisions of the Plan, an option granted under the Plan shall become vested and exercisable as determined by the Committee and set forth in the option  agreement  evidencing  such  option.  The  Committee  may, in its discretion,  determine  as a  condition  of any  option,  that  all or a  stated
percentage  of the option  shall only become  exercisable,  in  installments  or otherwise,  after  completion of a specified  period of service with the Company and the Subsidiaries or subject to any other condition or conditions.

     (b)  The   Committee   may  also,  in  its   discretion,   accelerate   the
exercisability of any options at any time and provide,  in any option agreement, that the option shall become immediately exercisable as to all or any portion of the shares of Common  Stock  remaining  subject to the option on or  following a
Change of Control (as defined in this  paragraph).  The date upon which a Change of Control  occurs  shall be referred to herein as an  "acceleration  date").  A
"Change of Control" shall be deemed to have occurred as of the first day any one or more of the following conditions shall have been satisfied:

          (i)  Any  individual,  corporation  (other  than  the  Company  or any
     Subsidiary), partnership, trust, association, pool, syndicate, or any other entity  or any  group of  persons  acting in  concert  (other  than (x) any employee  benefit plan (or any trust forming a part thereof) of the Company or any  Subsidiary or (y) any person or group of persons who shall directly or  indirectly  own twenty  percent (20%) or more of the Common Stock to be distributed as of the "Effective  Date" in connection with the consummation of the  "Plan"  (as such  terms  are  defined  in the  Reorganization  Plan referred to in paragraph 12 hereof)) becomes the beneficial  owner, as that concept is defined in Rule 13d-3 promulgated by the Securities and Exchange
     Commission  under the Exchange Act of securities of the Company  possessing either  (X)  thirty  percent  (30%)  or more of the  voting  power  for the election of directors of the Company or (Y) thirty percent (30%) or more in value of the outstanding  equity securities (or the right to acquire thirty
     (30%) per cent or more) of the Company;

          (ii) There shall be consummated any  consolidation,  merger,  or other business combination involving the Company or the securities of the Company in which (X) holders of voting securities of the Company  immediately prior to such consummation own, as a group,  immediately after such consummation, voting  securities of the Company (or, if the Company does not survive such
     transaction,   voting   securities  of  the   corporation   surviving  such
     transaction) having less than fifty percent (50%) of the total voting power in an  election  of  directors  of the  Company  (or such  other  surviving corporation) or (Y) holders of equity securities of the Company immediately prior  to  such  consummation  own,  as a  group,  immediately  after  such consummation, equity securities of the Company (or, if the Company does not survive such transaction,  voting  securities of the corporation  surviving such  transaction)  having  less than  fifty  percent  (50%) of the  equity securities of the Company (or such other surviving corporation);

          (iii) During any period of two (2) consecutive years,  individuals who at the  beginning of such period  constitute  the  directors of the Company cease for any reason other than voluntary resignation, death, disability or retirement to constitute at least a majority  thereof  unless the election, or the nomination for election by the Company's  shareholders,  of each new director of the Company was approved by a vote of at least two-thirds (2/3)
     of the directors of the Company then still in office who were  directors of the Company at the beginning of any such period; or

          (iv) There shall be consummated any sale,  lease,  exchange,  or other transfer (in one transaction or a series of related transactions) of assets representing  all or  substantially  all of the assets of the Company (on a consolidated  basis) to a party which is not  controlled by or under common control with the Company either before or after such  transaction or series of related transactions.

     (c) An option may be exercised  at any time or from time to time  (subject, in the case of an incentive stock option, to such restrictions as may be imposed by the  Code),  as to any or all full  shares  of  Common  Stock as to which the option has become  exercisable.  Notwithstanding  the  foregoing  provision,  no option  may be  exercised  without  the prior  consent  of the  Committee  by an employee  who is  subject  to  Section  16(b)  of the  Exchange  Act  until  the expiration of six months from the date of the grant of the option.

     (d) The  purchase  price of the  shares as to which an option is  exercised shall be paid in full to the  Company at the time of  exercise;  payment  may be made (i) in cash, which may be paid by check, or other instrument  acceptable to the Company;  (ii) with the consent of the Committee,  and subject to such terms and  conditions as it may  determine,  by delivery of shares of the Common Stock which have been owned by the optionee  exercising  such option for more than six months (or such longer or shorter  period of time  required to avoid a charge to earnings for financial accounting  purposes),  valued at the Market Value on the date of exercise,  or (iii) at the  discretion of the  Committee,  in accordance with a  cashless  exercise  program  (through  broker  accommodation),  if  any, established by the Committee.  In addition,  the optionee exercising such option shall  promptly  pay to the Company in cash any amount  necessary to satisfy all applicable  Federal,  state or local  tax  requirements  (and in no event  shall
Common  Stock be  delivered  with  respect to such option until all such amounts have been fully paid to the Company). The Committee may permit such amount to be paid in shares of Common  Stock  previously  owned by the optionee for more than six months  prior to such  payment  (or such  longer or  shorter  period of time required to avoid a charge to earnings for financial accounting purposes),  or a portion of the shares of Common Stock that  otherwise  would be  distributed  to such optionee upon exercise of the option (provided, however, that the amount of any Common  Stock so withheld  shall not exceed the amount  necessary to satisfy the Company's or any Subsidiary's required tax withholding obligations using the minimum statutory  withholding rates for Federal,  state,  local and foreign tax purposes,  including payroll taxes, that are applicable to supplemental  taxable income), in either case, based on the Market Value of such shares on the date of payment, as determined by the Committee,  or a combination of cash and shares of such Common Stock. The Company or a Subsidiary shall, to the extent permitted by law,  have the right to  deduct  any such  taxes  from any  payment  of any kind otherwise due to such optionee.

     (e)  Except  as  provided  in  paragraphs  8, 9 and 10, no  options  may be exercised  at any time  unless the  holder  thereof  is then an  employee  of or performing services for the Company or one of its Subsidiaries.

     (f) Upon,  but not until,  the exercise of an option or portion  thereof in accordance  with the Plan,  the applicable  option  agreement and such rules and regulations as may be  established  by the  Committee,  the holder thereof shall have the rights of a  stockholder  with respect to the shares issued as a result of such exercise.

     (g) The Company may make loans to such optionees as the  Committee,  in its discretion,  may  determine  (including a holder who is a director or officer of the Company) in connection  with the exercise of options granted under the Plan;
provided, however, that the Committee shall not authorize the making of any loan where the possession of such  discretion or the making of such loan would result in a  "modification"  (as defined in Section  424 of the Code) of any  incentive stock option.  Such loans shall be subject to the following terms and conditions and such  other  terms and  conditions  as the  Committee  shall  determine  not inconsistent  with the Plan. Such loans shall bear interest at such rates as the
Committee  shall  determine  from time to time,  which  rates may be below  then current  market rates  (except in the case of incentive  stock  options).  In no event may any such loan exceed the fair market  value,  at the date of exercise, of the  shares  covered by the  option,  or portion  thereof,  exercised  by the holder.  No loan shall have an initial term exceeding  five years,  but any such loan may be renewable at the discretion of the Committee. When a loan shall have been made,  shares of Common  Stock having a fair market value at least equal to the  principal  amount of the loan shall be pledged by the holder to the Company as  security  for  payment of the unpaid  balance of the loan.  Every loan shall comply with all applicable laws, regulations and rules of the Board of Governors of  the  Federal  Reserve  System  and  any  other  governmental  agency  having jurisdiction.

8.       Transferability of Options

     (a) Except as otherwise provided in this paragraph 8, options granted under the Plan shall not be transferable otherwise than by will or the laws of descent and  distribution,  and may be exercised during the lifetime of the optionee who received such option only by such optionee.

     (b) No  transfer  of any  options  by  will  or the  laws  of  descent  and distribution  shall be effective to bind the Company unless the Committee  shall have been  furnished with (i) written notice thereof and with a copy of the will and/or such  evidence as the  Committee  may deem  necessary  to  establish  the validity of the transfer and (ii) an agreement by the  transferee to comply with all the terms and  conditions  of the  option  grant that are or would have been applicable  to the  individual to whom the option was granted and to be bound by the acknowledgments  made by such individual in connection with the grant of the option.

     (c) With the approval of the  Committee  and subject to such  conditions as the Committee may prescribe,  an optionee may, upon providing  written notice to the  Secretary  of the  Company,  elect to transfer  any or all such  optionee's non-qualified options to such optionee's spouse, children, grandchildren and the spouses  of  children  and  grandchildren  or to trusts  for the  benefit of the optionee  and/or  any of the  foregoing  family  members of the  optionee  or to partnerships  in which the  optionee  and/or  such  family  members are the only partners ("Permitted Transferees");  provided, however, that no such transfer by any optionee may be made in exchange for  consideration  and  following any such transfer the option may not be subsequently  transferred;  and provided further, however, that following any such transfer, the exercise, vesting and termination provisions of such option and the Plan shall continue to be applied with respect to the optionee who transferred such option.

     (d) If any rights exercisable by the optionee or benefits deliverable to an optionee under the Plan have not been exercised or delivered,  respectively,  at the time of the  optionee's  death,  such  rights  shall be  exercisable  by the optionee's Designated  Beneficiary,  and such benefits shall be delivered to the
Designated  Beneficiary,  in accordance  with the provisions of the Plan and the
applicable  option  agreement.   The  "Designated   Beneficiary"  shall  be  the
beneficiary or beneficiaries  designated by the optionee in a writing filed with the Committee in such form and at such time as the Committee shall require. If a deceased  optionee  fails  to  designate  a  beneficiary,  or if the  Designated
Beneficiary  does not  survive  the  optionee,  any rights  that would have been exercisable by the optionee and any benefits distributable to the optionee shall be exercised by or distributed to the legal  representative of the estate of the optionee.  If a deceased  optionee  designates a beneficiary  but the Designated
Beneficiary  dies  before the  Designated  Beneficiary's  exercise of all rights under the Plan or the option  agreement or before the complete  distribution  of benefits to the  Designated  Beneficiary  under the option  agreement,  then any rights that would have been exercisable by the Designated  Beneficiary  shall be
exercised  by  the  legal   representative  of  the  estate  of  the  Designated
Beneficiary,  and any benefits distributable to the Designated Beneficiary shall be  distributed  to the legal  representative  of the  estate of the  Designated
Beneficiary.

9.       Termination of Service

     (a) Unless  otherwise  determined by the Committee and stated in the option agreement, and subject to such restrictions as may be imposed by the Code in the case of any incentive  stock options,  in the event that the employment or other period of service with the Company and the  Subsidiaries  of an optionee to whom an option has been  granted  under the Plan shall be  terminated  (except as set forth in paragraph 10), such option may,  subject to the provisions of the Plan, be  exercised  (to the extent that the  optionee was entitled to do so under the
Plan and the optionee's option agreement at the termination of his employment or period of service) at any time within three months after such  termination,  or, in the case of an employee whose termination results from retirement from active employment at or after age 55 (as  determined by the Committee in its good faith discretion)  within one year after such  termination,  but in no case later than the date on which the option expires; provided, however, that any option held by an employee or  consultant  whose  employment  or service  with the Company or a
Subsidiary is terminated  for cause (as  determined by the Committee in its good faith  discretion)  shall  forthwith  terminate,  to the extent not  theretofore exercised.

     (b) Options  granted  under the Plan shall not be affected by any change of duties or position so long as the optionee  holding any such option continues to
be  an  employee,   director  or  consultant  of  the  Company  or  any  of  its
Subsidiaries,  subject to any applicable limitations on the holding of incentive stock options.  Any option agreement,  or any rules and regulations  relating to the Plan,  may contain  such  provisions  as the  Committee  shall  approve with reference to the  determination of the date employment or period of service with the Company and any  Subsidiary  terminates and the effect of leaves of absence.
Any such rules and regulations  with reference to any option  agreement shall be consistent  with  the  provisions  of the  Code  and any  applicable  rules  and regulations thereunder.

     (c) Nothing in the Plan or in any option granted pursuant to the Plan shall confer upon any employee,  director or  consultant  any right to continue in the employ  of,  or in  any  other  relationship  with,  the  Company  or any of its
Subsidiaries  or  interfere in any way with the right of the Company or any such
Subsidiary to terminate any such employment or other relationship at any time.

10.      Death or Total Disability of Optionee

     If an optionee  ceases to be an  employee,  director or  consultant  of the
Company  or any  Subsidiary  by reason of "total  disability,"  such  optionee's option  may be  exercised,  to the  extent  that  the  optionee  or a  Permitted
Transferee of the option was entitled to do so at the  termination of employment or service with the Company or such a Subsidiary, as set forth herein and in the optionee's option agreement  (subject to the restrictions set forth in paragraph
7 or otherwise  applicable  with respect to persons  subject to Section 16(b) of the Exchange Act) at any time within one year after the date of such termination of employment or service, but in no case later than the date on which the option expires.  If an optionee shall die while an employee,  director or consultant of the Company or its  Subsidiaries  or within  three months (or, in the case of an employee whose  termination  results from  disability or retirement  from active employment  at or after age 55, within one year) after the  termination  of such employment or other  relationship  with the Company or such a Subsidiary  (other than  termination for cause),  such optionee's  option may be exercised,  to the extent that the optionee or a Permitted Transferee of the option was entitled to do so at the  termination  of  employment  or service with the Company or such a
Subsidiary (or at the date of death,  if later),  as set forth herein and in the optionee's  option  agreement  by the  optionee,  a legatee or  legatees  of the
optionee   under  the  optionee's   last  will,  by  the   optionee's   personal
representatives  or  distributees or by the Permitted  Transferee,  whichever is applicable,  at any time within one year after the date of the optionee's death, but in no case  later than the date on which the option  expires.  For  purposes hereof, "total disability" is defined as the permanent inability of an optionee, as a result of accident or sickness, to perform any and every duty pertaining to such  optionee's  occupation or  employment  for which the optionee is suited by reason  of the  optionee's  previous  training,  education  and  experience,  as determined by the Committee in its good faith  discretion,  and, for purposes of incentive stock options granted under the plan,  "total  disability"  shall mean
"permanent and total disability," as defined in Section 22(e)(3) of the Code.

11.      Adjustment upon Changes in Capitalization, etc.

     (a)  Notwithstanding  any  other  provision  of the  Plan,  in the event of distributions  to holders of Common  Stock  other than a normal  cash  dividend, changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations,  reorganizations,  liquidations,  "spin-offs"  or  similar  capital changes, the Committee may, in its sole discretion, make such adjustments to the number,  class and kind of shares  available  under the Plan and to the  number, class, kind and price of shares available under any outstanding option as it may deem  appropriate to prevent  dilution or enlargement of the rights of optionees or  otherwise to reflect such capital  changes.  Any such  determination  by the
Committee  shall be  conclusive.  No  adjustment  shall be made in respect of an incentive  stock option if such  adjustment  would  disqualify such option as an incentive  stock  option  under  Section  422  of  the  Code  and  the  Treasury
Regulations thereunder, unless the Committee determines otherwise. No adjustment shall be made in the minimum  number of shares  with  respect to which an option may be  exercised  at any  time.  Any  fractional  shares  resulting  from  such adjustments to options shall be eliminated.

     (b) In the event of a Change of  Control,  in addition to or in lieu of the any acceleration of outstanding options described in paragraph 7(b):

          (i) In its  discretion,  and on such terms and  conditions as it deems appropriate,  the Committee may provide,  either by the terms of the option agreement  applicable to any option or by  resolution  adopted prior to the occurrence of the Change of Control,  that any outstanding  option shall be adjusted by  substituting  for Common Stock subject to such option stock or other securities of the surviving  corporation or any successor corporation to the Company,  or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction  resulting in the
     Change  of  Control,  whether  or not such  stock or other  securities  are publicly  traded,  in which event the aggregate option exercise price shall remain the same and the amount of shares or other securities subject to the option shall be the amount of shares or other  securities  which could have been purchased on the closing date or expiration  date of such  transaction with the  proceeds  which would have been  received by the  optionee if the option  had been  exercised  in full (or with  respect to a portion of such option,  as determined by the Committee,  in its discretion)  prior to such transaction  or  expiration  date and the  optionee  exchanged  all of such shares in the transaction.

          (ii) In its  discretion,  and on such terms and conditions as it deems appropriate,  the Committee may provide,  either by the terms of the option agreement  applicable to any option or by  resolution  adopted prior to the occurrence of the Change of Control,  that any outstanding  option shall be converted  into a right to receive cash on or following the closing date or expiration date of the transaction resulting in the Change of Control in an amount equal to the highest  value of the  consideration  to be received in connection with such  transaction  for one share of Common Stock,  less the per share option exercise price of such option, multiplied by the number of shares of Common Stock subject to such option, or a portion thereof.

          (iii) The  Committee  may, in its  discretion,  provide that an option cannot be exercised after such a Change of Control, to the extent that such option is or becomes fully  exercisable on or before such Change of Control and/or  is  subject  to  any  acceleration,  adjustment  or  conversion  in accordance with paragraph 7(b) or the foregoing  subparagraphs  (i) or (ii)
     of this paragraph 11(b).

No  optionee  shall have any right to  prevent  the  consummation  of any of the foregoing acts affecting the number of shares of Common Stock  available to such optionee.  Any actions or  determinations  of the Committee under this paragraph
11(b) or paragraph 7(b) need not be uniform as to all outstanding  options,  nor treat all optionees identically.  Notwithstanding the foregoing adjustments,  in no event may any option be  exercised  after ten (10) years from the date it was originally granted.

12.      Stock Appreciation Rights.

     (a) Grant and Exercise.  The Committee may grant stock appreciation  rights in  conjunction  with all or any part of any option  granted  under the Plan.  A
"stock appreciation right" means the right to surrender to the Company all (or a portion) of an option in exchange for an amount equal to the difference  between
(i) the  Market  Value,  as of the date such  option  (or  portion  thereof)  is surrendered,  of the  shares of Common  Stock  covered  by such  option (or such portion  thereof),  subject,  where  applicable,  to the pricing  provisions  in paragraph  12(b)(ii),  and (ii) the aggregate  exercise price of such option (or such portion thereof). In the case of a non-qualified option, such rights may be granted either at or after the time of the grant of such option.  In the case of an incentive  stock  option,  such rights may be granted only at the time of the grant of such option. A stock  appreciation  right or applicable portion thereof granted  with  respect  to a given  option  shall  terminate  and no  longer  be exercisable  upon the termination or exercise of the related option,  subject to such provisions as the Committee may specify at grant where a stock appreciation right is granted with respect to less than the full number of shares  covered by a related option.

     A stock  appreciation  right may be exercised  by an  optionee,  subject to
Section 12(b),  in accordance  with the procedures  established by the Committee for such purpose. Upon such exercise,  the optionee shall be entitled to receive an amount  determined  in the manner  prescribed  in  paragraph  12(b).  Options relating to exercised stock  appreciation  rights shall no longer be exercisable to the extent that the related stock appreciation rights have been exercised.

     (b) Terms and  Conditions.  Stock  appreciation  rights shall be subject to such terms and conditions,  not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

          (i) Stock  appreciation  rights shall be exercisable only at such time or times and to the  extent  that  options to which  they  relate  shall be exercisable  in  accordance  with the  provisions  of  paragraph 7 and this paragraph 12 of the Plan;  provided,  however,  that any stock appreciation right  granted to an optionee  subject to Section 16(b) of the Exchange Act subsequent  to the grant of the  related  option  shall not be  exercisable during  the first  six (6)  months  of its term  unless  the grant has been approved in accordance with the approval  requirements of Rule  16b-3(d)(1)
     or (2), except that this special limitation shall not apply in the event of death or total  disability of the optionee  prior to the  expiration of the six-month  period.  The  exercise  of  stock  appreciation  rights  held by optioned who are subject to Section  16(b) of the Exchange Act shall comply with Rule 16b-3 promulgated thereunder, to the extent applicable.

          (ii) Upon the  exercise  of a stock  appreciation  right,  an optionee shall be  entitled  to  receive an amount in cash  and/or  shares of Common
     Stock  equal in value to the  excess  of the  Market  Value of one share of
     Common  Stock  over the option  price per share  specified  in the  related option  multiplied  by the  number of shares in  respect of which the stock appreciation right shall have been exercised, with the Committee having the right to  determine  the form of  payment.  When  payment  is to be made in shares of Common Stock, the number of shares to be paid shall be calculated on the  basis of the  Market  Value of the  Common  Stock as of the date of exercise.

          (iii) Stock appreciation rights shall be transferable only when and to the extent that the underlying option would be transferable under paragraph
     8 of the Plan.

          (iv) Upon the exercise of a stock  appreciation  right,  the option or part  thereof to which such stock  appreciation  right is related  shall be deemed to have been  exercised for the purpose of the  limitation set forth in  paragraph  2 of the Plan on the number of shares of Common  Stock to be issued  under the  Plan,  but only to the  extent  of the  number of shares issued under the stock  appreciation right at the time of exercise based on the value of the stock appreciation right at such time.

          (v) In its sole  discretion,  the Committee may grant  "limited" stock appreciation  rights  under this  paragraph  12, i.e.,  stock  appreciation rights  that  become  exercisable  only in the event of a Change of Control subject to such terms and conditions as the Committee may specify at grant.
     Such limited stock appreciation rights shall be settled solely in cash.

13.      Effective Date; Compliance with Law; Optionee Acknowledgments

     (a) The Plan shall be effective as of the "Effective Date" set forth in the
Company's  First  Amended  Plan of  Reorganization  of  Tridex  Corporation  and
Progressive  Software,  Inc.  filed  pursuant to Chapter 11 of the United States
Bankruptcy Code (the  "Reorganization  Plan") provided that such  Reorganization
Plan shall be approved and confirmed by the bankruptcy court having jurisdiction over the Reorganization  Plan. The Committee  thereafter may, in its discretion, grant options under the Plan,  the grant,  exercise or payment of which shall be expressly  subject to the conditions that, to the extent required at the time of grant,  exercise or payment, (i) if the Company deems it necessary or desirable, a  Registration  Statement  under the  Securities  Act of 1933,  as amended (the
"Securities Act"), with respect to such shares shall be effective,  and (ii) any requisite  approval or consent of any governmental  authority of any kind having jurisdiction over options granted under the Plan shall have been obtained.

     (b) If at any time counsel to the Company  shall be of the opinion that any sale or delivery of shares of Common Stock  pursuant to an option under the Plan is or may be in the circumstance  unlawful or result in the imposition of excise taxes on the Company or any Subsidiary under the statutes,  rules or regulations of any  applicable  jurisdiction,  the Company  shall have no obligation to make such sale or delivery,  or to make any  application  or to effect or to maintain any  qualification  or registration  under the Securities Act, or otherwise with respect to shares of Common Stock or option  grants under the Plan and the right to exercise any option shall be suspended until, in the opinion of such counsel, such sale or delivery  shall be lawful or will not result in the  imposition  of excise taxes on the Company or any Subsidiary.

     (c) The  Committee  may  require  each  person  receiving  Common  Stock in connection  with an award under the Plan to represent and agree with the Company in  writing  that  such  person is  acquiring  the  shares  of Common  Stock for investment  without a view to the distribution  thereof.  The Committee,  in its
absolute  discretion,   may  impose  such  restrictions  on  the  ownership  and
transferability of shares of Common Stock purchasable or otherwise receivable by any person under any award as it deems appropriate.  Any such restrictions shall be set forth in the applicable option agreement, and the certificates evidencing such  shares may  include any legend that the  Committee  deems  appropriate  to reflect any such  restrictions.  The  Committee  may require an optionee to give prompt  written notice to the Company  concerning  any  disposition of shares of
Common Stock received upon the exercise of an incentive stock option within: (i)
two (2) years from the date of  granting  such  incentive  stock  option to such optionee or (ii) one (1) year from the  transfer of such shares of Common  Stock to such  optionee or (iii) such other period as the  Committee  may from time to time  determine.  The  Committee  may direct that an optionee  undertake  in the applicable  option  agreement  to give such notice  described  in the  preceding sentence,  at such time and  containing  such  information  as the Committee may prescribe,  and/or  that the  certificates  evidencing  shares of  Common  Stock acquired by exercise of an incentive  stock option refer to such  requirement to give such notice.

     (d) By accepting any benefit under the Plan,  each optionee and each person claiming  under or through such optionee  shall be  conclusively  deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Company or the Board of Directors,  in any case in accordance with the terms and conditions of the Plan.

14.      Termination and Amendment

     The Plan shall be of unlimited duration;  provided,  however,  that, to the extent  required by the Code, no incentive stock option may be granted under the
Plan on a date that is more than ten (10) years from the  effective  date of the
Plan set forth in paragraph 13. The Board of Directors  may suspend,  terminate, modify or amend the Plan, provided that any modification or amendment that would
(a) increase the aggregate number of shares that may be issued under the Plan or the  limitations  set forth in paragraph 4(c) on the maximum number of shares of
Common Stock that may be subject to options  granted to a single  optionee;  (b)
decrease  the minimum  option  exercise  price  requirements  of  paragraph 5 or otherwise materially increase the benefits accruing to optionees under the Plan;
(c) extend the duration of the period during which  incentive  stock options may be granted  under the Plan or the period  during which  options may be exercised under  paragraph  6;  or (d)  modify  the  requirements  as to  eligibility  for participation  in the Plan  shall be subject to the  approval  of the  Company's stockholders,  except  that any such  increase  in  shares  of  Common  Stock or decrease in option exercise price that may result from adjustments authorized by paragraph  11 does not require such  approval.  If the Plan is  terminated,  the terms of the Plan shall, notwithstanding such termination,  continue to apply to
awards  granted  prior  to  such  termination.   In  addition,   no  suspension,
termination,  modification  or amendment  of the Plan,  other than as may result from  adjustments  authorized by paragraph  11, may,  without the consent of the optionee  to whom an option  shall  theretofore  have been  granted,  materially adversely  affect the rights of such optionee  under such option.  The Committee may amend the terms of any option theretofore granted under the Plan,  including any agreement evidencing any such option, retroactively or prospectively, but no such  amendment,  other  than  as may  result  from  adjustments  authorized  by paragraph  11,  shall  materially  impair the  previously  accrued  right of any optionee under any outstanding option without his or her written consent.

15.      Written Agreements

     Each grant of options shall be evidenced by a written  agreement,  executed by the optionee and the Company,  which shall contain such  restrictions,  terms and conditions,  not inconsistent  with the terms and conditions of the Plan, as the Committee may require.  Each such option  agreement shall state whether such option will be treated as an incentive stock option or non-qualified option.

16.      Effect on Other Stock Plans; Governing Law

     (a) The adoption of the Plan shall have no effect on option  grants made or to be made, pursuant to other stock plans or otherwise, to employees,  directors or  consultants  of the  Company or its  Subsidiaries,  or any  predecessors  or successors thereto.

     (b) The Plan shall be governed by and construed in accordance with the laws of the  State of  Delaware,  without  regard  to such  state's  conflict  of law provisions, and, in any event, except as superseded by applicable Federal law.

     IN WITNESS WHEREOF,  the Company has caused its duly authorized  officer to execute this Plan as of the 6th day of August, 2002.

                                             PROGRESSIVE SOFTWARE HOLDING, INC.

                                            By: /s/ Christopher Sebes
                                                -------------------------------
                                            Name:   Christopher Sebes
                                            Title:  President and Chief
                                                    Executive Officer